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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


       Date of Report (Date of earliest event reported)  NOVEMBER 18, 1996



                          AMERICAN ENTERTAINMENT GROUP, INC.
                (Exact Name of Registrant as Specified in its Charter)



    COLORADO                      0-22174             83-0277375
    (State or Other               (Commission         IRS Employer
    Jurisdiction of               File Number)        Identification No.)
    Incorporation
    or Organization)



                             160 BEDFORD ROAD, SUITE 306
                           TORONTO, ONTARIO, CANADA M5R 2K9
                 (Address of Principal Executive Offices, Zip Code)


                                   (416) 920-1919
                 (Registrant's telephone number, including area code)


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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          See Item 5 below

Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable

Item 5.   OTHER EVENTS
          The Registrant has been negotiating with VIP Phone Club, Inc.(VIP), a private corporation with whom the Registrant presently has ongoing contractual relations, to effect an acquisition of VIP into the Registrant under terms and conditions yet to be finalized. The Registrant and VIP have entered into a NON-BINDING Memorandum of Understanding which would foresee, in principal, the acquisition of VIP by the Registrant in exchange for a substantial equity position to the shareholders of VIP, assumption of control of the Registrant by the owners of VIP, and, most importantly, the effectuation of not less than $10,000,000US in third party financing of the acquisition as a condition of closing. At the present time, the parties are in discussion with various lending sources. However, no definitive financing or agreements between the parties have been entered into at this time or may ever be entered into.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable



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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AMERICAN ENTERTAINMENT GROUP, INC.




                                       By:   /s/ Joel Wagman
                                           -----------------------------------
                                             Joel Wagman
                                             Chairman



Dated: November 18, 1996